TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2013
TRANSACTIONS WITH RELATED PARTIES [Abstract]
TRANSACTIONS WITH RELATED PARTIES
NOTE 14:	TRANSACTIONS WITH RELATED PARTIES

Kibbutz Sdot-Yam

The Company's controlling shareholder, Kibbutz Sdot-Yam, established Caesarstone in 1987 and has an ownership interest in the Company of approximately 51%. Caesarstone is party to a series of agreements with the Kibbutz that govern different aspects of the Company's relationship and are described below.

a.	Manpower Agreement with Kibbutz:

On July 2011, a manpower agreement was signed with a term of 10 years from January 1, 2011. Under the manpower agreement, Kibbutz Sdot-Yam will provide the Company with labor services staffed by Kibbutz Appointees. The consideration to be paid for each Kibbutz Appointee will be based on the Company's total cost of employment for a non-Kibbutz Appointee employee performing a similar role. The number of Kibbutz Appointees may change in accordance with the Company's needs. Under the manpower agreement, the Company will notify Kibbutz Sdot-Yam of any roles that require staffing, and if the Kibbutz offers candidates with skills similar to other candidates, the Company will give preference to hiring of the relevant Kibbutz members. Kibbutz Sdot-Yam is entitled under this agreement, at its sole discretion, to discontinue the engagement of any Kibbutz Appointee of manpower services through his or her employment by Kibbutz Sdot-Yam and require such appointee to become employed directly by the Company. The Company will contribute monetarily to assist with the implementation of a professional reserve plan to encourage young Kibbutz members to obtain the necessary education for future employment with the Company. The Company will provide up to NIS 250,000 ($72) per annum for this plan linked to changes in the Israeli consumer price index plus VAT. The Company will also implement a policy that prioritizes the hiring of such young Kibbutz members as the Company's employees upon their graduation. The letter of understanding further indicates that the definitive manpower agreement will include Kibbutz Sdot-Yam's obligation to customary liability, insurance, indemnification and confidentiality and intellectual property provisions.

Manpower service fees were $3,857, $3,846 and $4,772 for the years ended December 31, 2013, 2012 and 2011, respectively.

b.	Services from the Kibbutz:

In December 2006, the Company entered into a services agreement with the Kibbutz pursuant to which the Kibbutz provides the Company with electricity, sewerage, maintenance, landscaping, security and other similar services. In consideration for these services, the Company pays the Kibbutz an aggregate annual amount of NIS 500,000 ($144) plus amounts based on the Company's consumption of services. This amount is subject to change at the discretion of a committee established for that purpose under the agreement. The amount has not increased since the agreement was originally signed. The initial term of the agreement was for one year commencing in January 2006 and the agreement renews annually for additional one-year periods unless terminated by either party upon 90-days prior notice. The agreement was terminated immediately following the IPO and replaced by a new services agreement, signed on July 20, 2011 and amended on February 13, 2012, with a term of eight years from the closing of the IPO and that will be automatically renewed, unless one of the parties gives six months prior notice, for additional one-year periods..

Under the new services agreement, Kibbutz Sdot-Yam will provide the Company, among other things, with sewage infrastructure services, water supply, meals, laundry, post-delivery and other services, that Kibbutz Sdot-Yam will be granted the first refusal right for their supply to the Company, under terms that the Company may obtain from third parties. The amount that the Company will pay to the Kibbutz will generally be determined based on the amount of services the Company consumes. The amount the Company pays for services will be subject to adjustment every six months for increases in the Israeli consumer price index.

The Company's service fees to the Kibbutz pursuant to the services agreement totaled $2,112, $2,113 and $ 1,719 for the years ended December 31, 2013, 2012 and 2011, respectively.

c.	Management Services Agreement with the Kibbutz:

Pursuant to a management services agreement entered into on December 25, 2006, the Kibbutz provides the Company with management services, including, without limitation, strategic, operational and technical advisory services and directorship services, and the Company agreed to pay the Kibbutz a management fee of NIS 1.2 million linked to the Israeli consumer price index from December 2006 plus 7.2% of the Company's annual pre-tax net income before payment of the management fee.
The management services agreement was terminated immediately upon the closing of the IPO.

The Company's management service fees to the Kibbutz pursuant to the management services agreement totaled $0, $477 and $3,105 for the years ended December 31, 2013, 2012 and 2011, respectively.

d.	Land Use Agreement with the Kibbutz:

The Company's principal offices and research and development facilities, as well as one of its two manufacturing facilities, are located on the grounds of the Kibbutz and include  buildings spaces of approximately 31,644 square meters and unbuilt areas of approximately 55,207 square meters. The Kibbutz permits the Company to use the land and facilities pursuant to a land use agreement originally signed in January 2001. This  agreement automatically renewed for up to five consecutive three-year terms until November 30, 2025 unless either party gives the other party two years' prior written notice of termination. The Company paid a monthly fee to the Kibbutz which was the NIS equivalent of $6.00 per square meter of the building and $1.50 per square meter of unbuilt property plus VAT, calculated based on the dollar-NIS representative exchange rate on the date of each payment, which may not be less than NIS 4.041 per $1.00. The agreement was terminated immediately following the IPO and replaced by a new land use agreement, signed on July 20, 2011 and amended on February 13, 2012.

The new land use agreement has a term of 20 years commencing on April 1, 2012. Under the new land use agreement, Kibbutz Sdot-Yam permits the Company to use approximately 100,000 square meters of land, consisting of facilities and unbuilt areas, in consideration for an annual fee of NIS 12.6 million ($3,400) in 2012 and NIS 12.9 million ($3,500) in 2013, (each of these amounts do not include approximately NIS 62,000 ($18) for an additional area that the Company has leased on the grounds of Kibbutz Sdot-Yam due to the Company's needs and Kibbutz Sdot-Yam's consent under the same terms as the land use agreement), in each case plus VAT, and beginning in 2013, adjusted every six months based on any increase of the Israeli consumer price index compared to the index as of January 2011.

Pursuant to an agreement dated January 4, 2012, for the settlement of reimbursement for building expenses incurred by the Company from January 2012, NIS 82,900 ($24) and NIS 43,000 ($12) will not be included in the land use fees until the year 2020 and year 2015, respectively.

The annual fee may be adjusted after January 1, 2021 (or after January 1, 2018 if the Kibbutz is required to pay significantly higher lease fees to the ILA or the Edmond Benjamin de Rothschild Caesarea Development Corporation Ltd.) and every three years thereafter, if Kibbutz Sdot-Yam chooses to obtain an appraisal. The appraiser will be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam out of the list of appraisers recommended at that time by Bank Leumi Le-Israeli ("Bank Leumi"). Under the new land use agreement, the Company may not terminate the operation of either of its two production lines at its plant in Kibbutz Sdot-Yam as long as the Company continues to operate production lines elsewhere in Israel, and its headquarters must remain at Kibbutz Sdot-Yam. The Company may also not decrease or return to Kibbutz Sdot-Yam any part of the land underlying the new land use agreement; however, it may submit a written request to Kibbutz Sdot-Yam to return certain lands. Kibbutz Sdot-Yam will have three months to accept or reject such request, in its sole discretion, provided that if it does not respond within such three-month period, the Company will be entitled to sublease such lands to a person approved in advance by Kibbutz Sdot-Yam. In such event, the Company will continue to be liable to Kibbutz Sdot-Yam with respect to such lands.

Pursuant to the new land use agreement, if the Company needs additional facilities on the land that the Company is permitted to use in Kibbutz Sdot-Yam, subject to obtaining the permits required by law, Kibbutz Sdot-Yam will build such facilities for the Company, by using the proceeds of a loan that the Company will make to Kibbutz Sdot-Yam, which loan shall be repaid to the Company by off-setting the monthly additional payment that the Company will pay for such new facilities and, if not fully repaid during the land use agreement term, upon termination thereof.

In addition, the Company has committed to fund the cost of construction, up to a maximum of NIS 3.3 million (approximately $1,000) plus VAT, required to change the access road leading to Kibbutz Sdot-Yam and its facilities, such that the entrance of the Company's facilities will be separated from the entrance into Kibbutz Sdot-Yam. In addition, the Company has committed to pay NIS 200,000 ($57.6) plus VAT to cover the cost of paving an area of land leased from Kibbutz Sdot-Yam with such payment to be deducted in monthly installments over a four-year period beginning in 2013 from the lease payments to be made to Kibbutz Sdot-Yam under the land use agreement related to the Company's Sdot-Yam facility.

Starting from January 1, 2014, the Company is making use, per the Company's needs, of additional offices area in Kibbutz Sdot-Yam  of approximately 400 sqm, for fees which amount to NIS 77,956 ($22). Such additional area shall be used by the Company as long as the Company needs it and not later than the end of the new land use agreement.

Pursuant to a new agreement signed on July 20, 2011 and amended on February 13, 2012 with Kibbutz Sdot-Yam that became effective in March 2012 and expires in October 2017, if the Company wishes to acquire or lease any additional lands, whether on the grounds of the Company's Bar-Lev manufacturing facility, or elsewhere in Israel, for the purpose of establishing new plants or production lines: (i) Kibbutz Sdot-Yam will purchase the land and build the required facilities' structure on such land at its own expense in accordance with the Company's needs; (ii) the Company will perform any necessary building adjustments at the Company's expense; and (iii) Kibbutz Sdot-Yam will lease the land and the facility to the Company under a long-term lease agreement with terms to be negotiated in accordance with the then prevailing market price. As a result, the Company depends on Kibbutz Sdot-Yam to act in connection with the expansion of the Company's facilities. The Company  may also incur greater costs associated with the purchase of additional land or the construction of additional facilities than it could obtain from a third-party due to its arrangement with Kibbutz Sdot-Yam. In addition, under this agreement, Kibbutz Sdot-Yam has agreed not to compete with the Company as long as it holds more than 10% of the Company's shares.

Pursuant to the above agreement, the Company has entered into an agreement with Kibbutz Sdot-Yam dated August 6, 2013, under which Kibbutz Sdot-Yam acquired additional land of approximately 12,800 on the grounds near the Company's Bar-Lev facility, which the Company required in connection with the construction of the fifth production line at the Company's Bar-Lev manufacturing facility,  leased it to the Company at market value. Under the agreement, Kibbutz Sdot-Yam committed to (i) acquire the long-term leasing rights of the Additional Bar-Lev Land from the ILA, (ii) acquire all permits and approvals required for performing the preparation work of the Additional Bar-Lev Land and for the building of the Warehouse, (iii) perform the preparation work of the Additional Bar-Lev Land and build the Warehouse, through the administrative body of Bar-Lev industry park  and other contractors according to plans provided by the Company. According to the said agreement, Kibbutz Sdot Yam will build a Warehouse for the Company in Bar-Lev, that will be situated both on the current and new land. The finance of the building of the Warehouse will be made through a loan that  will be granted by the Company to Kibbutz Sdot-Yam, in the amount of the total cost related to the building of the Warehouse and such loan, including principle and interest, shall be repaid by setoff of the lease due to Kibbutz Sdot Yam by the Company for its use of the warehouse. The principle amount of such loan will bear an interest at a rate of 5.3% a year.

e.	Land Purchase Agreement and Leaseback:

During September 2012, the Company completed the selling of the rights in the lands and facilities of the Bar-Lev Industrial Center (the "Bar-Lev Grounds") to Kibbutz Sdot-Yam in consideration for NIS 43.7 million (approximately $10,900). The carrying value of the Bar-Lev grounds at the time of closing this transaction was NIS 39 million (approximately $9,900). The land purchase agreement was executed simultaneously with the execution of a land use agreement. Pursuant to the land use agreement, Kibbutz Sdot-Yam will permit the Company to use the Bar-Lev Grounds for a period of 10 years commencing on September 2012 that will be automatically renewed, unless the Company gives two years prior notice, for a ten-year term in consideration for an annual fee of NIS 4.15 million (approximately $1,100) to be linked to increases in the Israeli consumer price index. The fee is subject to adjustment following January 1, 2021 and every three years thereafter at the option of Kibbutz Sdot-Yam if Kibbutz Sdot-Yam chooses to obtain an appraisal that supports such an increase. The appraiser would be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam from a list of assessors recommended at that time by Bank Leumi.

Pursuant to the agreement discussed in the preceding paragraphs, prior to October 2017, if the Company wishes to acquire or lease any additional lands, whether in the Bar-Lev Grounds or elsewhere in Israel, for the purpose of establishing new plants or production lines: (i) Kibbutz Sdot-Yam will purchase the land and build the required facilities on such land at its own expense in accordance with the Company's needs; (ii) the Company will perform any additional building and necessary adjustments at the Company's expense; and (iii) Kibbutz Sdot-Yam will lease the land and the facility to the Company under a long-term lease agreement with terms to be negotiated in accordance with the then prevailing market price.

The Company's equipment that resides within the premises is considered integral equipment (as defined in ASC 360-20-15-4) due to the significant costs involved in relocating such equipment. Since the Company did not sell this equipment to Kibbutz Sdot-Yam as part of the transaction, the transaction is considered a partial sale and leaseback of real estate. As a result, the transaction does not qualify for "sale lease-back" accounting (as it is a failed sale from an accounting perspective) as defined under the relevant provisions of ASC 360-20, and the Company recorded the entire amount received as consideration as a liability while the land and building will remain on its books until the end of the lease term under the provisions of ASC 840-40. If amounts to be paid under the arrangement were to be accreted as a liability based on the Company's incremental borrowing rate, the resulting liability would not cover the anticipated depreciated cost of the building and land at the end of the lease (thereby creating a built-in loss).

The entire amount that was paid was accreted to the full anticipated book value of the land and building at the end of the lease term using a higher effective interest rate that will equalize the amounts paid to the full anticipated book value of the land and building at the end of the lease. As of December 31, 2013, the Company recorded a liability of $11,919 as a result of this transaction.

The financing leaseback from related party  mature as follows, as of December 31, 2013:

2014	$527
2015	558
2016	590
2017	625
2018	662
2019 and thereafter	8,957
$11,919

The balance at December 31, 2013 and 2012, includes $1,222 and $921 of deferred tax assets on the Company liability and a $1,089 and $784 deferred tax liability on the buildings depreceiation during the next  years due to temporary differences between the carrying amounts of the property and the liability for financial reporting purposes and the amounts used for income tax purposes.

The Company's payments pursuant to the land use agreement and the land purchase agreement and leaseback totaled $4,851 and $3,516 for the years ended December 31, 2013 and 2012, respectively.

Tene

f.	Management Services Agreement with Tene:

Pursuant to an investment agreement, the Company entered into a management services agreement with Tene on December 25, 2006, in which the Company agreed to pay Tene an annual management fee of NIS 600,000 linked to the annual increases in the Israeli consumer price index from December 2006 (payable on a quarterly basis) plus 1.0% of the Company's annual pre-tax income before the payment of the management fee based on the Company's annual financial reports (payable 30 days following approval of the Company's annual financial statements for each year). These amounts bear interest at an annual interest rate of 3.5% from their due date until actual payment. Commencing on January 3, 2010, the amount of the annual management fee was increased to NIS 870,000, linked to annual increases in the Israeli consumer price index plus 1.58% of the amount of the Company's annual pre-tax income before payment of the management fee based on the Company's annual financial statements.

On December 31, 2011, the management services agreement was automatically renewed for an additional three-year period. The management services agreement was terminated immediately upon the closing of the IPO.

The Company paid Tene management fees totaling $0, $161 and  $853, for the years ended December 31, 2013, 2012 and 2011, respectively.

Details on transactions and balances with related parties

a.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz and Tene) and affiliate (U.S. Quartz).

The following table summarizes transactions with related parties:

	Year ended December 31,
	2013	2012	2011

Revenues (to affiliated company-U.S. Quartz(*))	$-	$-	$12,833
Cost of revenues	$8,792	$6,147	$14,720
Research and development	$211	$301	$347
Selling and marketing	$632	$682	$806
General and administrative	$1,649	$3,053	$6,169
Finance expenses, net	$671	$236	$29

(*)	Through the acquisition date on May 18, 2011.

b.	Balances with related parties:

	December 31,
	2013	2012

Account payables and current maturities to related parties, including financing leaseback	$2,602	$2,888
Long-term loan and financing leaseback from a related party (1,2)	$12,342	$12,188

(1)
On January 17, 2011, a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 1/4 percent. The loan is due four years following the date on which it was made. The interest accrued on the loan is payable on a quarterly basis.

(2)
In September, 2012, a financing leaseback of $10.9 million related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 5.87% and is subject to adjustment for increases in the Israeli consumer price index.